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                                                                   Exhibit 99(a)

                        KEYCORP STUDENT LOAN TRUST 1999-A
                          CERTIFICATEHOLDERS' STATEMENT
                     pursuant to Section 5.07(b) of Sale and
  Servicing Agreement (capitalized terms used herein are defined in Appendix A thereto)

================================================================================

Distribution Date:  June 28, 1999

(i)   Amount of principal being paid or distributed:

      (a)  Certificates          (1)   $0.00
                                      --------------------
                                 (2) ( $ -                , per-$1,000 original principal amount of the Certificates)
                                      --------------------

(ii) Amount of interest being paid or distributed on:

      (a)  Certificates          (1)   $767,360.72              5.7439568%      (Based on 3-Month LIBOR)
                                      --------------------     ----------------
                                 (2) ( $ 0.0000222022     , per $1,000 original principal amount of the Certificates)
                                      --------------------

      (b)  (1)  3 Mo Libor for the reporting period from the previous Distribution Date was:       5.2500000%
                                                                                                   -------------------
           (2)  The Student Loan Rate was:           Not Applicable
                                                     ---------------------


(iii) Amount of Certificateholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):

      (a)  Distributed:     (1)      $0.00
                                 --------------------
                            (2) ( $ -                , per-$1,000 original principal amount of the Certificates)
                                 --------------------
      (b)  Balance:         (1)   $ -                     -
                                 --------------------
                            (2) ( $ -                , per-$1,000 original principal amount of the Certificates)
                                 --------------------

(iv)  Pool Balance at end of related Collection Period:             $793,312,531.00
                                                                    --------------------------

(v)   After giving effect to distributions on this Distribution Date:

      (a)  (1)  Certificate Balance:            $34,600,000.00
                                                --------------------
           (2)  Certificate Pool Factor:            1.00000000
                                                --------------------


(vi)  (a)  (1)  Amount of Servicing Fee for  related Collection Period:             $1,386,712.92
                                                                                    --------------------
           (2)   $ 40.0784081         , per $1,000 original principal amount of the Notes.
                ----------------------
      (b)  Amount of Excess Servicing Fee being distributed and remaining balance (if any):
           (1)  Distributed:     $0.00
                                 --------------------
                                 $ -                 , per-$1,000 original principal amount of the Certificates)
                                 --------------------
           (2)  Balance:         $0.00
                                 --------------------
                                 $ -                 , per-$1,000 original principal amount of the Certificates)
                                 --------------------
      (c)  Amount of Administration Fee for related Collection Period:              $3,000.00
                                                                                    ---------------
                        $ 0.0867052        , per $1,000 original principal amount of the Certificates)
                       --------------------
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
(vii) (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period:         $299.80
                                                                                                   -------------------
      (b)  Delinquent Contracts                       # Disb.            %                $ Amount                %
                                                      -------            -                --------                -
           30-60 Days Delinquent                        1,170          1.96%            $ 14,015,983,983        2.89%
           61-90 Days Delinquent                        1,018          1.71%            $  9,529,573,573        1.97%
           91-120 Days Delinquent                         501          0.84%            $  5,171,083,083        1.07%
           More than 120 Days Delinquent                  887          1.49%            $  8,427,762,762        1.74%
           Claims Filed Awaiting Payment                  178          0.30%            $  1,633,019,019        0.34%
                                                     ----------     -----------     --------------------     ---------
              TOTAL                                     3,754          6.30%            $ 38,777,420,420        8.00%

(viii)Amount in the Reserve Account:            $2,595,000.00
                                                --------------------

(ix)  Amount in the Prefunding Account:         $1,471,315.23
                                                --------------------

(x)   Amount in the Subsequent Pre-Funding Subaccount at the end of the
      Subsequent Funding Period to be distributed as a payment of principal in
      respect of Notes:                                                         $0.00
                                                                          --------------------

(xi)  Amount in the Other Additional Prefunding Account at the end of the
      Subsequent Funding Period to be distributed as a payment of principal in
      respect of Notes:                                                         $0.00
                                                                          --------------------

(xii) (a)  Cumulative TERI Claims Ratio as of Distribution Date           0.48%
                                                                          ----------
      (b)  TERI Trigger Event has not occured.
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